UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 3, 2009

(Date of earliest event reported)

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-09225

Minnesota	41-0268370
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with annual stock-based grants to eligible H.B. Fuller Company (the “Company”) employees under the Company’s Amended and Restated Year 2000 Stock Incentive Plan, on December 3, 2009 the Compensation Committee of the Board of Directors of the Company approved the forms of Non-Qualified Stock Option Award Agreement, Restricted Stock Award Agreement, Restricted Stock Unit Award Agreement, Restricted Stock Unit Award Agreement for Retirement Eligible Participants and Restricted Stock Award Agreement for the Chief Executive Officer attached to this Report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively.

The Non-Qualified Stock Option Award Agreement, the Restricted Stock Award Agreement and the Restricted Stock Unit Award Agreement forms provide for three year vesting of options, restricted stock and restricted stock units respectively in three equal annual installments. The Restricted Stock Unit Award for Retirement Eligible Participants form provides for three year vesting of restricted stock units in three equal annual installments and also includes provisions related to vesting upon retirement and to address compliance with Internal Revenue Code Section 409A. The Restricted Stock Award Agreement for the Chief Executive Officer allows for vesting of restricted stock in three equal installments over a three year period only if one or more performance criteria are met. The foregoing description is qualified in its entirety by reference to the forms of the Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

On December 3, 2009, the Compensation Committee of the Company approved the following compensation for Michele Volpi, President and Chief Executive Officer of the Company:

•	Annual Base Salary effective February 1, 2010: $815,000.

•

Stock-based awards in an amount equal to approximately $2,000,000 under the Company’s Annual and Long-Term Incentive Plan and the Company’s Amended and Restated Year 2000 Stock Incentive Plan, resulting in a grant of 115,740 non-qualified stock options and 48,007 shares of restricted stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Non-Qualified Stock Option Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan
10.2	Form of Restricted Stock Award Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan
10.3	Form of Restricted Stock Unit Award Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan
10.4	Form of Restricted Stock Unit Award Agreement for Retirement Eligible Participants under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan
10.5	Form of Restricted Stock Award Agreement for the Chief Executive Officer under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

By:	/S/ TIMOTHY J. KEENAN
Timothy J. Keenan
Vice President, General Counsel and Corporate Secretary

Date: December 9, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Non-Qualified Stock Option Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan

10.2	Form of Restricted Stock Award Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan

10.3	Form of Restricted Stock Unit Award Agreement under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan

10.4	Form of Restricted Stock Unit Award Agreement for Retirement Eligible Participants under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan

10.5	Form of Restricted Stock Award Agreement for the Chief Executive Officer under the Amended and Restated H.B. Fuller Company Year 2000 Stock Incentive Plan